UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2020

Central Index Key Number of the issuing entity: 0001797056

BANK 2020-BNK25

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-12	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On February 13, 2020, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the BANK 2020-BNK25, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK25 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of February 1, 2020 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the RR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about February 13, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of seventy-seven (77) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of January 27, 2020, between the Registrant and MSMCH; certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of January 27, 2020, between the Registrant and BANA; certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of January 27, 2020, between the Registrant and Wells Fargo; and certain of the Mortgage Loans were acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of January 27, 2020, between the Registrant and NCB.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

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Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
55 Hudson Yards	Exhibit 99.15	Exhibit 99.5
1633 Broadway	Exhibit 99.16	Exhibit 99.6
Bellagio Hotel and Casino	Exhibit 99.17	Exhibit 99.7
545 Washington Boulevard	Exhibit 99.18	N/A
Jackson Park	Exhibit 99.19	Exhibit 99.8
Kings Plaza	Exhibit 99.20	Exhibit 99.9(1)
1412 Broadway	Exhibit 99.21	Exhibit 99.10
Parklawn Building	Exhibit 99.22	Exhibit 99.11
Park Tower at Transbay	Exhibit 99.23	Exhibit 99.12
560 Mission Street	Exhibit 99.24	Exhibit 99.9
Chroma Apartments	Exhibit 99.25	Exhibit 99.13
Sacramento Office Portfolio	Exhibit 99.26	Exhibit 99.14

(1)	The subject Whole Loan will be serviced under that certain pooling and servicing agreement, dated as of February 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the issuance of the Benchmark 2020-B16 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B16 until the securitization of the Kings Plaza Control Note, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of January 27, 2020, between the Registrant, the Dealers, as underwriters, and Wells Fargo, (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of January 27, 2020, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, and (iii) the transfer of the RR Interest by the Registrant to Wells Fargo, BANA and Morgan Stanley Bank, N.A. (in such capacity, the “Retaining Parties”), pursuant to an RR Interest Transfer Agreement, dated as of January 28, 2020, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the RR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated January 28, 2020 and filed with the Securities and Exchange Commission on February 13, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $1,401,183,000, on February 13, 2020. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,900,347, were approximately $1,520,429,663. Of the expenses paid by the Registrant, approximately $135,400 were paid directly to affiliates of the Registrant, $1,621,915 in the form of fees were paid to the Underwriters, $451,779 were paid to or for the Underwriters and $3,691,253 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $151,375,274, and transferred to the Retaining Parties the RR Interest, having a certificate balance of $81,713,593.41, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to

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Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated February 13, 2020.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated February 13, 2020 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 28, 2020.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.
99.5	Trust and Servicing Agreement, dated as of December 6, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, relating to the issuance of the Hudson Yards 2019-55HY Mortgage Trust, Commercial Mortgage Pass-Through Certificates.
99.6	Trust and Servicing Agreement, dated as of December 20, 2019, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian, and Pentalpha Surveillance LLC, as operating advisor, relating to the issuance of the BWAY Trust 2019-1633 Commercial Mortgage Pass-Through Certificates, Series 2019-1633.
99.7	Trust and Servicing Agreement, dated as of December 1, 2019, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and
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trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the issuance of the BX Trust 2019-OC11 Commercial Mortgage Pass-Through Certificates, Series 2019-OC11.

99.8	Trust and Servicing Agreement, dated as of November 15, 2019, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, relating to the issuance of the Jackson Park Trust 2019-LIC, Commercial Mortgage Pass-Through Certificates, Series 2019-LIC.
99.9	Pooling and Servicing Agreement, dated as of February 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the issuance of the Benchmark 2020-B16 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B16.
99.10	Pooling and Servicing Agreement, dated and effective as of December 1, 2019, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2019-BNK24, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK24.
99.11	Pooling and Servicing Agreement, dated and effective as of November 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Situs Holdings, LLC, as ILPT Industrial Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the issuance of the Morgan Stanley Capital I Trust 2019-L3, Commercial Mortgage Pass-Through Certificates, Series 2019-L3.
99.12	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2019-BNK21, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK21.
99.13	Pooling and Servicing Agreement, dated and effective as of December 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2019-C18, Commercial Mortgage Pass-Through Certificates, Series 2019-C18.
99.14	Pooling and Servicing Agreement, dated and effective as of December 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the
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issuance of the BANK 2019-BNK23, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK23.

99.15	Co-Lender Agreement, dated as of November 21, 2019, between Wells Fargo Bank, National Association, as an initial note A holder, DBR Investments Co. Limited, as an initial note A holder, Morgan Stanley Bank, National Association, as an initial note A holder, Wells Fargo Bank, National Association, as initial note B-3 holder, DBR Investments Co. Limited, initial B-1 holder, and Morgan Stanley Bank, National Association, as initial note B-2 holder, relating to the 55 Hudson Yards Whole Loan.
99.16	Co-Lender Agreement, dated as of December 20, 2019, by and among Goldman Sachs Bank USA, as initial note A-1-S-1 holder, initial note A-1-C-1 holder, initial note A-1-C-2 holder, initial note A-1-C-3 holder, initial note A-1-C-4 holder, initial note A-1-C-5 holder, initial note A-1-C-6 holder, initial note A-1-C-7 holder and initial note B-1 holder, DBR Investments Co. Limited, as initial note A-2-S-1 holder, initial note A-2-C-1 holder, initial note A-2-C-2 holder, initial note A-2-C-3 holder, initial note A-2-C-4 holder, initial note A-2-C-5 holder, initial note A-2-C-6 holder, initial note A-2-C-7 holder and initial note B-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3-S-1 holder, initial note A-3-C-1 holder, initial note A-3-C-2 holder, initial note A-3-C-3 holder, initial note A-3-C-4 holder, initial note A-3-C-5 holder, initial note A-3-C-6 holder, initial note A-3-C-7 holder and initial note B-3 holder, Wells Fargo Bank, National Association, as initial note A-4-S-1 holder, initial note A-4-C-1 holder, initial note A-4-C-2 holder, initial note A-4-C-3 holder, initial note A-4-C-4 holder, initial note A-4-C-5 holder, initial note A-4-C-6 holder, initial note A-4-C-7 holder and initial note B-4 holder, relating to the 1633 Broadway Whole Loan.
99.17	Agreement Between Note Holders, dated as of December 9, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1-S1 holder, note A-1-S2 holder, note A-1-RL holder, initial note A-1-C1 holder, initial note A-1-C2 holder, initial note A-1-C3 holder, initial note A-1-C4 holder, initial note A-1-C5 holder, initial note B-1-S1 holder, initial note B-1-RL holder and initial note C-1-S holder, Citi Real Estate Funding, Inc., as initial note A-2-S1 holder, initial note A-2-S2 holder, initial note A-2-RL holder, initial note A-2-C1 holder, initial note A-2-C2 holder, initial note A-2-C3 holder, initial note A-2-C4 holder, initial note A-2-C5 holder, initial note B-2-S1 holder, initial note B-2-RL holder and initial note C-2-S holder, JPMorgan Chase Bank, National Association, as initial note A-3-S1 holder, initial note A-3-S2 holder, initial note A-3-RL holder, initial note A-3-C1 holder, initial note A-3-C2 holder, initial note A-3-C3 holder, initial note A-3-C4 holder, initial note A-3-C5 holder, initial note B-3-S1 holder, initial note B-3-RL holder and initial note C-3-S holder, relating to the Bellagio Hotel and Casino Whole Loan.
99.18	Agreement Between Note Holders, dated as of January 23, 2020, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, Barclays Capital Real Estate Inc., as initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 545 Washington Boulevard Whole Loan.
99.19	Co-Lender Agreement, dated as of September 27, 2019, by and between Bank of America, N.A., as initial note A-1 holder, initial note A-3 holder, initial note A-5 holder, initial note A-7 holder, initial note A-9 holder and initial note B-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, initial note A-4 holder, initial note A-6 holder, initial note A-8 holder, initial note A-10 holder and initial note B-2 holder, relating to the Jackson Park Whole Loan.
99.20	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, Nation Association, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-1-4 holder, Societe Generale Financial Corporation, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note A-2-4 holder, Wells Fargo Bank, National Association, as initial note A-3-1 holder, initial note A-3-2 holder, initial note A-3-3 holder and initial note A-3-4 holder, relating to the Kings Plaza Whole Loan.
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99.21	Agreement Between Note Holders, dated as of December 19, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 1412 Broadway Whole Loan.
99.22	Agreement Between Note Holders, dated as of October 24, 2019, by and among KeyBank National Association, as initial note A-1 holder, KeyBank National Association, as initial note A-2 holder, KeyBank National Association, as initial note A-3 holder, Bank of America, N.A., as initial note A-4 holder, and Bank of America, N.A., as initial note A-5 holder, relating to the Parklawn Building Whole Loan.
99.23	Agreement Between Note Holders, dated as of September 16, 2019, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, Bank of America, N.A., as initial note A-3 holder, Bank of America, N.A., as initial note A-4 holder, Bank of America, N.A., as initial note A-5 holder, Bank of America, N.A., as initial note A-6 holder, Bank of America, N.A., as initial note A-7 holder, Bank of America, N.A., as initial note A-8 holder, Bank of America, N.A., as initial note A-9 holder, and Bank of America, N.A., as initial note A-10 holder, relating to the Park Tower at Transbay Whole Loan.
99.24	Agreement Between Note Holders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as initial note A-1-1 holder, DBR Investments Co. Limited, as initial note A-1-2-A holder, DBR Investments Co. Limited, as initial note A-1-2-B holder, DBR Investments Co. Limited, as initial note A-1-3 holder, DBR Investments Co. Limited, as initial note A-1-4 holder, Bank of America, N.A. as initial note A-2-A holder and Bank of America, N.A. as initial note A-2-B holder, relating to the 560 Mission Street Whole Loan.
99.25	Agreement Between Note Holders, dated as of December 20, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Chroma Apartments Whole Loan.
99.26	Agreement Between Note Holders, dated as of November 13, 2019, by and between Bank of America, N.A., as initial Note A-1 holder, and Bank of America, N.A., as initial Note A-2 holder, relating to the Sacramento Office Portfolio Whole Loan.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

Dated: February 13, 2020

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated February 13, 2020.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated February 13, 2020 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 28, 2020.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of January 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.
99.5	Trust and Servicing Agreement, dated as of December 6, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, relating to the issuance of the Hudson Yards 2019-55HY Mortgage Trust, Commercial Mortgage Pass-Through Certificates.
99.6	Trust and Servicing Agreement, dated as of December 20, 2019, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian, and Pentalpha Surveillance LLC, as operating advisor, relating to the issuance of the BWAY Trust 2019-1633 Commercial Mortgage Pass-Through Certificates, Series 2019-1633.
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99.7	Trust and Servicing Agreement, dated as of December 1, 2019, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the issuance of the BX Trust 2019-OC11 Commercial Mortgage Pass-Through Certificates, Series 2019-OC11.
99.8	Trust and Servicing Agreement, dated as of November 15, 2019, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, relating to the issuance of the Jackson Park Trust 2019-LIC, Commercial Mortgage Pass-Through Certificates, Series 2019-LIC.
99.9	Pooling and Servicing Agreement, dated as of February 1, 2020, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the issuance of the Benchmark 2020-B16 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B16.
99.10	Pooling and Servicing Agreement, dated and effective as of December 1, 2019, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2019-BNK24, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK24.
99.11	Pooling and Servicing Agreement, dated and effective as of November 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Situs Holdings, LLC, as ILPT Industrial Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the issuance of the Morgan Stanley Capital I Trust 2019-L3, Commercial Mortgage Pass-Through Certificates, Series 2019-L3.
99.12	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2019-BNK21, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK21.
99.13	Pooling and Servicing Agreement, dated and effective as of December 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2019-C18, Commercial Mortgage Pass-Through Certificates, Series 2019-C18.
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99.14	Pooling and Servicing Agreement, dated and effective as of December 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the issuance of the BANK 2019-BNK23, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK23.
99.15	Co-Lender Agreement, dated as of November 21, 2019, between Wells Fargo Bank, National Association, as an initial note A holder, DBR Investments Co. Limited, as an initial note A holder, Morgan Stanley Bank, National Association, as an initial note A holder, Wells Fargo Bank, National Association, as initial note B-3 holder, DBR Investments Co. Limited, initial B-1 holder, and Morgan Stanley Bank, National Association, as initial note B-2 holder, relating to the 55 Hudson Yards Whole Loan.
99.16	Co-Lender Agreement, dated as of December 20, 2019, by and among Goldman Sachs Bank USA, as initial note A-1-S-1 holder, initial note A-1-C-1 holder, initial note A-1-C-2 holder, initial note A-1-C-3 holder, initial note A-1-C-4 holder, initial note A-1-C-5 holder, initial note A-1-C-6 holder, initial note A-1-C-7 holder and initial note B-1 holder, DBR Investments Co. Limited, as initial note A-2-S-1 holder, initial note A-2-C-1 holder, initial note A-2-C-2 holder, initial note A-2-C-3 holder, initial note A-2-C-4 holder, initial note A-2-C-5 holder, initial note A-2-C-6 holder, initial note A-2-C-7 holder and initial note B-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3-S-1 holder, initial note A-3-C-1 holder, initial note A-3-C-2 holder, initial note A-3-C-3 holder, initial note A-3-C-4 holder, initial note A-3-C-5 holder, initial note A-3-C-6 holder, initial note A-3-C-7 holder and initial note B-3 holder, Wells Fargo Bank, National Association, as initial note A-4-S-1 holder, initial note A-4-C-1 holder, initial note A-4-C-2 holder, initial note A-4-C-3 holder, initial note A-4-C-4 holder, initial note A-4-C-5 holder, initial note A-4-C-6 holder, initial note A-4-C-7 holder and initial note B-4 holder, relating to the 1633 Broadway Whole Loan.
99.17	Agreement Between Note Holders, dated as of December 9, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1-S1 holder, note A-1-S2 holder, note A-1-RL holder, initial note A-1-C1 holder, initial note A-1-C2 holder, initial note A-1-C3 holder, initial note A-1-C4 holder, initial note A-1-C5 holder, initial note B-1-S1 holder, initial note B-1-RL holder and initial note C-1-S holder, Citi Real Estate Funding, Inc., as initial note A-2-S1 holder, initial note A-2-S2 holder, initial note A-2-RL holder, initial note A-2-C1 holder, initial note A-2-C2 holder, initial note A-2-C3 holder, initial note A-2-C4 holder, initial note A-2-C5 holder, initial note B-2-S1 holder, initial note B-2-RL holder and initial note C-2-S holder, JPMorgan Chase Bank, National Association, as initial note A-3-S1 holder, initial note A-3-S2 holder, initial note A-3-RL holder, initial note A-3-C1 holder, initial note A-3-C2 holder, initial note A-3-C3 holder, initial note A-3-C4 holder, initial note A-3-C5 holder, initial note B-3-S1 holder, initial note B-3-RL holder and initial note C-3-S holder, relating to the Bellagio Hotel and Casino Whole Loan.
99.18	Agreement Between Note Holders, dated as of January 23, 2020, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder, Barclays Capital Real Estate Inc., as initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 545 Washington Boulevard Whole Loan.
99.19	Co-Lender Agreement, dated as of September 27, 2019, by and between Bank of America, N.A., as initial note A-1 holder, initial note A-3 holder, initial note A-5 holder, initial note A-7 holder, initial note A-9 holder and initial note B-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, initial note A-4 holder, initial note A-6 holder, initial note A-8 holder, initial note A-10 holder and initial note B-2 holder, relating to the Jackson Park Whole Loan.
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99.20	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, Nation Association, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-1-4 holder, Societe Generale Financial Corporation, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder and initial note A-2-4 holder, Wells Fargo Bank, National Association, as initial note A-3-1 holder, initial note A-3-2 holder, initial note A-3-3 holder and initial note A-3-4 holder, relating to the Kings Plaza Whole Loan.
99.21	Agreement Between Note Holders, dated as of December 19, 2019, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, Morgan Stanley Bank, N.A., as initial note A-3 holder and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 1412 Broadway Whole Loan.
99.22	Agreement Between Note Holders, dated as of October 24, 2019, by and among KeyBank National Association, as initial note A-1 holder, KeyBank National Association, as initial note A-2 holder, KeyBank National Association, as initial note A-3 holder, Bank of America, N.A., as initial note A-4 holder, and Bank of America, N.A., as initial note A-5 holder, relating to the Parklawn Building Whole Loan.
99.23	Agreement Between Note Holders, dated as of September 16, 2019, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, Bank of America, N.A., as initial note A-3 holder, Bank of America, N.A., as initial note A-4 holder, Bank of America, N.A., as initial note A-5 holder, Bank of America, N.A., as initial note A-6 holder, Bank of America, N.A., as initial note A-7 holder, Bank of America, N.A., as initial note A-8 holder, Bank of America, N.A., as initial note A-9 holder, and Bank of America, N.A., as initial note A-10 holder, relating to the Park Tower at Transbay Whole Loan.
99.24	Agreement Between Note Holders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as initial note A-1-1 holder, DBR Investments Co. Limited, as initial note A-1-2-A holder, DBR Investments Co. Limited, as initial note A-1-2-B holder, DBR Investments Co. Limited, as initial note A-1-3 holder, DBR Investments Co. Limited, as initial note A-1-4 holder, Bank of America, N.A. as initial note A-2-A holder and Bank of America, N.A. as initial note A-2-B holder, relating to the 560 Mission Street Whole Loan.
99.25	Agreement Between Note Holders, dated as of December 20, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Chroma Apartments Whole Loan.
99.26	Agreement Between Note Holders, dated as of November 13, 2019, by and between Bank of America, N.A., as initial Note A-1 holder, and Bank of America, N.A., as initial Note A-2 holder, relating to the Sacramento Office Portfolio Whole Loan.

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